EXHIBIT 99.2
Dallas Austin
Review Financial BlueLinx Third Quarter 2006 & Operational

BlueLinx Holdings Inc.
Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in its periodic reports filed with the SEC from time to time. In addition, the statements in this presentation are made as of November 1, 2006. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to November 1, 2006.

Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

2

BlueLinx Holdings Inc. Introduction
Steve Macadam Chief Executive Officer

BlueLinx Holdings Inc. Introduction
Goals and Strategic Objectives
• sales volatility to total of exposure
• 60+% to reducing revenues while specialty structural market grow grow the Profitably Profitably Outgrow

BlueLinx Holdings Inc. Introduction
1.2 billion $0.07persharevs. Down 17.2% to Specialty down 1.1%, 45% of Total Revenue, 62% of GM Structural down 26.8% Total down 12% Specialty down 3.9% Structural down 17% End-use markets down 8.7% Quarter Highlights rd Housing starts in biggest decline since 1991 Key grades of wood-based structural product prices fell 17% to Unit Volume 24% from end of Q2 #f06 Revenue 3
(current quarter includes $1.4 million / $0.05 per share for severance costs)

BlueLinx Holdings Inc. Operations Review
George Judd President & Chief Operating Officer

BlueLinx Holdings Inc. Unit Volume Growth by Quarter and TTM
TTM 8.0% (7.7%) (1.9%) (0.7%) 8.7% (7.0%) — Q3 2006 (3.9%) (17.0%) (12.0%) (8.7%) 4.8% (8.3%) — Q2 2006 9.6% (11.3%) (3.8%) (1.8%) 11.4% (9.5%) — Q1 2006 14.9% (0.8%) 5.0% 2.6% 12.3% (3.4%) — Q4 2005 12.7% 0.2% 5.0% 6.7% 6.0% (6.5%) versus End-Use Market Growth Estimated BXC Unit Volume Growth Specialty Structural Total Estimated Weighted End-Use Market Growth Specialty Structural versus End-Use Market Growth
· was markets price profitability which and maintaining starts, slowdown housing construction housing volume on in unit focused the decline non-residential of specialty BlueLinx and result 19% a to 17%, growing prices, due industrial on 8.7% in declined focus structural fell strength volume to markets by declining products offset unit continued of end-use face Structural weakness BlueLinx the structural Q3 partially In in

End-Use Markets BlueLinx Holdings Inc. Specialty Unit Volume Growth vs.
= percentage point spread
% Growth Volume Unit
2005
2006
2006
2006
Continued specialty share gains reflect:
• housing remainder growth to with specialty related TTM, to directly the 0.7% for not points markets 6 contributed and in quarter 2006, chain the August supply for the points acquired in 4 value of acquisitions creating growth from Hardwoods, on Organic coming Austin Focus starts

BlueLinx Holdings Inc. Quarterly Sales
) $ millions (unaudited
Specialty Structural Other Total
(21.7) (154.3) NA (176.0) Unit Volume $ $ NA % Variance (1.1%) (26.8%) (17.2%) (6.4) (0.3) $ Variance (243.9) (250.6) $ $ Q3 2006 553.5 666.7 (16.6) 1,203.6 $ $ Q3 2005 559.9 910.6 (16.3) 1,454.2 $ $
• non-in 38% lower vs. strength and quarter volume the reflecting unit for stable, lower sales of total relatively result of a 45% was as year volume markets declined represented last unit period related sales sales specialty same housing Structural Specialty the Q3 prices for

BlueLinx Holdings Inc. Quarterly Gross Margin
) $ millions (unaudited
Variance 3.3 (19.8) 0.4 (16.1) 0.7% (0.3%) NA 0.6% $ $ $ 77.5 46.8 (3.4) 120.9 14.0% 7.0 % NA 10.0 % Q3 2006 $ $ 74.2 66.6 (3.8) 137.0 13.3% 7.3 % NA 9.4 % Q3 2005 $ $ ‘s $ Gross Margin Specialty Structural Other Total Gross Margin %’s Specialty Structural Other Total
· in volume strategy increases unit lower company’s reflecting volume reflecting the and million, unit lower starts $3.3 by by significantly, housing increase offset declined in partially margin decline margin margin rate, the gross gross with gross margin maintain Specialty gross Structural associated to

BlueLinx Holdings Inc. Inventory Analysis
) $ millions (unaudited
(10.0) 64.2 (1.9) 52.3 13 Year Ago Quarter Variance $ (34.4) (7.2) (19.4) 61.0 ) 3 $ Sequential Quarter Variance ( 20.7 53 Q3 2006 158.1 292.4 471.2 $ $ 40.1 50 Q2 2006 192.5 299.6 532.2 $ $ 37.4 47 Q1 2006 194.7 269.1 501.2 $ $ 43.0 42 Q4 2005 184.6 245.5 473.1 $ $ 22.6 40 Q3 2005 168.1 228.2 418.9 $ $ (average)
On-hand turn days Structural Products Specialty Products Other* Total BlueLinx Ending Inventory
· and demand slowing levels to target volume related above lower inventories quarter reflecting the declined, reduce ended further inventories inventories to underway factors Specialty Structural Efforts seasonal other miscellaneous items. * Other includes in-transit inventory accruals, discounts, allowances, reserves, and

BlueLinx Holdings Inc.
Other Key Indicators

3rd Quarter

- Working capital turn days at 50 vs. 40 same period last year
- TTM working capital turn days at 42, same as Q3 2005 TTM
- Q3 reduction of 2.2% in delivery costs/ULE and increase of 0.1% in material handling costs/ULE

(ULE or unit load equivalent)

12

BlueLinx Holdings Inc. Strategic Initiatives
· and the specialty growth and high-growth recognize of business industrials, who mix specialty attractive increasing particularly serve vendors by support that product initiative to segments, accounts necessary specialty improvement represented growing existing structural processes under with of targeted, margin and in proposition volatility on gross people volume focus relationships value in continue markets Continue mitigating Invest Increase Expand BlueLinx
Be a patient, disciplined acquirer

BlueLinx Holdings Inc. Financial Review
David Morris Chief Financial Officer & Treasurer

BlueLinx Holdings Inc. Quarterly Revenue Review
) $ millions (unaudited
Percent (17.2%) (3.9%) (17.0%) (12.0%) (5.2%) (17.2%) —— — Increase/ (Decrease) (250.6) (21.7) (154.3) (176.0) (74.6) (250.6) — $ $ 3Q06 Actual 1,203.6 — $ 3Q05 Actual 1,454.2 $ Specialty Products Structural Products Total Sales Variance Analysis Unit Volume Total Unit Volume Price/Other Total Variance

BlueLinx Holdings Inc. Quarterly Gross Profit
) $ millions (unaudited
Percent (17.2%) (17.8%) (11.8%) Increase/ (Decrease) (250.6) (234.5) (16.1) 0.6% $ $ 3Q06 Actual 1,203.6 1,082.7 120.9 10.0% $ $ 1,454.2 1,317.2 137.0 9.4% 3Q05 Actual $ $ Sales Cost of Sales Gross Profit Gross Margin %

BlueLinx Holdings Inc. Quarterly Operating Income
$ millions (unaudited)
Gross Profit Operating Expenses SG&A D&A Total Operating Expenses Operating Income
Percent (11.8%) 1.7% 4.0% 1.8% (52.8%) Increase/ (Decrease) (16.1) 1.7 0.2 1.9 (18.0) $ $ 120.9 99.6 5.2 104.8 16.1 3Q06 Actual $ $ 137.0 97.9 5.0 102.9 34.1 3Q05 Actual $ $

BlueLinx Holdings Inc. Quarterly Net Income
$ millions (unaudited)
Percent (52.8%) 7.1% NA Increase/ (Decrease) (18.0) 0.8 0.3 (19.1) (7.5) (11.6) — (11.6) (0.39) $ $ $ $ 16.1 12.0 — 4.1 1.8 2.3 — 2.3 0.07 3Q06 Actual $ $ $ $ 34.1 11.2 (0.3) 23.2 9.3 13.9 — 13.9 3Q05 Actual 0 . $ $ $ $ 46 Charges associated with mortgage g, net of taxes Operating Income Interest Expense Other Expense/(Income) Income before Tax Tax Expense/(Benefit) Income before charges refinancin Net income Diluted Earnings per Share before charges

BlueLinx Holdings Inc. Year to Date Revenue Review
) $ millions (unaudited
Percent (7.8%) 6.5% (9.9%) (3.8%) (4.0%) (7.8%) — Increase/ (Decrease) (333.7) 104.8 (270.3) (165.5) (168.2) (333.7) — $ $ YTD ‘06 Actual 3,959.1 — $ YTD ‘05 Actual 4,292.8 $ Specialty Products Structural Products Total Sales Variance Analysis Unit Volume Unit Volume Price/Other Total Variance

BlueLinx Holdings Inc. Year to Date Gross Profit
) $ millions (unaudited
Percent (7.8%) (8.9%) 4.1 % Increase/ (Decrease) (333.7) (349.0) 15.3 1.1% $ $ 3,959.1 3,571.8 387.3 9.8 % YTD ‘06 Actual $ $ 4,292.8 3,920.8 372.0 8.7 % YTD ‘05 Actual $ $ Sales Cost of Sales Gross Profit Gross Margin %

BlueLinx Holdings Inc. Year to Date Operating Income
Gross Profit Operating Expenses SG&A D&A Total Operating Expenses Operating Income
$ millions (unaudited)
Percent 4.1% 6.4% 10.9% 6.6% (4.8%) Increase/ (Decrease) 15.3 17.7 1.5 19.2 (3.9) $ $ YTD ‘06 Actual 387.3 295.0 15.3 310.3 77.0 $ $ YTD ‘05 Actual 372.0 277.3 13.8 291.1 80.9 $ $

BlueLinx Holdings Inc. Year to Date Net Income
$ millions (unaudited)
Percent (4.8%) 13.8% NA — Increase/ (Decrease) (3.9) 4.3 — (8.2) (2.8) (5.4) (3.0) (8.4) — $$ $ YTD ‘06 Actual 77.0 35.5 — 41.5 16.8 24.7 (3.0) 21.7 — $$ $ YTD ‘05 Actual 80.9 31.2 — 49.7 19.6 30.1 — 30.1 $$ $ Charges associated with mortgage g, net of taxes Operating Income Interest Expense Other Expense/(Income) Income before Tax Tax Expense/(Benefit) Income before charges refinancin Net income

BlueLinx Holdings Inc. Quarter End Balance Sheets
$ millions
24.2 435.1 471.2 55.1 985.6 180.5 28.4 1,194.5 321.0 71.0 27.6 419.6 561.5 16.0 997.1 September 30, 2006 (unaudited) $ $ $$ 27.1 469.1 532.2 52.2 1,080.6 178.3 27.4 1,286.3 373.2 126.4 21.8 521.4 550.0 15.0 1,086.4 July 1, 2006 (unaudited) $ $ $$ 24.3 399.1 473.1 51.6 948.1 184.0 25.5 1,157.6 389.4 0.0 28.7 418.1 540.9 14.8 973.8 December 31, 2005 $$ $$ 28.3 526.5 418.9 48.5 1,022.2 185.7 27.4 1,235.3 369.3 63.9 26.7 459.9 590.0 14.4 1,064.3 October 1, 2005 (unaudited) $ $ $$ Assets: Cash Receivables, net Inventories, net Other current assets Total current assets Property, plant, and equipment, net Other non-current assets Total assets Liabilities : Current liabilities: Accounts payable and bank overdrafts Current maturities of long-term debt Other current liabilities Total current liabilities Non-current liabilities: Long-term debt Other long-term liabilities Total liabilities

BlueLinx Holdings Inc. Unaudited Statement of Cash Flows
$ millions
21.7 YTD 2006 Actual $$ 30.1 YTD 2005 Actual $$ 2.3 3 Q06 $$ 3 Q05 13.9 $$ Cash flows from operating activities: Net Income Adjustments to reconcile net income

Appendix
PAGE 26 27 28 29 30 31 32 33 34 35 36 —
TOPIC Revenues by Quarter Unit Volume Growth by Quarter Market Growth by Quarter Gross Margin by Quarter Profit and Loss Statement by Quarter Inventory by Quarter Quarterly Volume by Region Year to Date Volume by Region Gross Margin % Analysis Channel Mix Analysis Structural Product Price Trends —

BlueLinx

BlueLinx Holdings Inc.
Revenues by Quarter

Sales $ in millions	2004 [1]	2005				2006			2003 [1]	2004 [1]	2005	TTM
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3				
Specialty [2]	$ 473.9	$ 501.1	$ 542.6	$ 559.9	$ 539.5	$ 580.0	$ 603.3	$ 553.5	$ 1,688.8	$ 1,959.8	$ 2,143.1	$ 2,276.3
Structural	754.9	861.2	960.7	910.6	815.2	813.4	$ 798.7	$ 666.7	2,636.0	3,656.5	3,547.7	3,094.0
Other [3]	(21.2)	(10.7)	(16.3)	(16.3)	(25.4)	(16.8)	(23.0)	(16.6)	(53.0)	(58.1)	(68.7)	(81.8)
Total	$ 1,207.6	$ 1,351.6	$ 1,487.0	$ 1,454.2	$ 1,329.3	$ 1,376.6	$ 1,379.0	$ 1,203.6	$ 4,271.8	$ 5,558.2	$ 5,622.1	$ 5,288.5
Structural												
Plywood	$ 211.2	$ 244.8	$ 255.2	$ 243.6	$ 217.2	$ 215.4	$ 209.5	$ 188.7	$ 861.5	$ 1,083.2	$ 960.8	$ 830.8
OSB	132.6	184.9	213.1	196.8	205.7	198.5	169.4	114.4	609.2	743.2	800.5	688.0
Lumber	319.3	337.7	381.1	369.3	309.2	311.8	294.8	245.9	930.9	1,399.4	1,397.3	1,161.7
Sub Total	663.1	767.4	849.4	809.7	732.1	725.7	673.7	549.0	2,401.6	3,225.8	3,158.6	2,680.5
Rebar/Remesh	91.8	93.8	111.3	100.9	83.1	87.7	125.0	117.7	234.4	430.7	389.1	413.5
Total	$ 754.9	$ 861.2	$ 960.7	$ 910.6	$ 815.2	$ 813.4	$ 798.7	$ 666.7	$ 2,636.0	$ 3,656.5	$ 3,547.7	$ 3,094.0
Structural Unit Sales												
Structural												
Plywood	659,765	725,511	757,948	693,328	602,037	659,798	657,679	637,932	2,914,926	2,984,967	2,778,824	2,557,446
OSB	534,949	575,032	734,042	744,340	678,754	709,556	692,559	598,681	2,397,699	2,256,427	2,732,168	2,679,550
Lumber	715,773	720,134	828,620	835,550	702,796	688,886	673,238	605,678	2,543,536	2,955,789	3,087,100	2,670,598
Structural $/Unit												
Structural												
Plywood $/MSF 3/8"	$ 320	$ 337	$ 337	$ 351	$ 361	$ 326	$ 319	$ 296	$ 296	$ 363	$ 346	$ 325
OSB $/MSF 3/8"	$ 248	$ 322	$ 290	$ 264	$ 303	$ 280	$ 245	$ 191	$ 254	$ 329	$ 293	$ 257
Lumber $/MBF	$ 446	$ 469	$ 460	$ 442	$ 440	$ 453	$ 438	$ 406	$ 366	$ 473	$ 453	$ 435

[1] *Pro Forma*
[2] *Includes LSV as of the acquisition date, July 2005 and Austin Hardwoods as of the acquisition date, August 2006.*
[3] *Includes competitive discounts, cash discounts, service revenue, Canadian conversion, and sales accruals.*

26

BlueLinx Holdings Inc. Unit Volume Growth By Quarter
8.0% 2.5% 0.9% (7.7%) (1.9%) TTM (10.5%) (13.6%) 2005 5.1% (6.7%) 20.4% 4.3% (5.4%) 3.2% 3.9%
2004 7.6% 4.1% (3.0%) 17.6% 19.1% 8.6% 8.2% 2003 4.4% (7.1%) (6.9%) 11.0% 5.2% 1.0% 2.5%
(3.9%) (9.0%) 8.4 % Q3 (20.3%) (27.4%) (17.0%) (12.0%)
9.6% (6.4%) 8.0% (3.8%) 2006 Q2 (13.2%) (18.4%) (11.3%)
14.9% 21.7% (4.2%) (8.1%) (0.8%) 5.0 % Unit Volume Growth Q1 (10.3%)
12.7% (8.7%) 23.7% (1.8%) (6.1%) 0.2% 5.0 % Q4
5.8% 24.5% 2.6% (5.0%) 0.9% 2.6 % Q3 (14.6%) 2005 0.5% 9.4% 6.6%
(3.3%) 21.5% (4.2%) 4.6 % Q2
1.7% (1.0%) 12.4% 7.2% (7.1%) 4.2% 3.3 % Q1
2.9% 9.7% 7.0% 23.8% 19.4% 14.3% 9.4% 2004 Q4
(1) Plywood Specialty Structural OSB Lumber Rebar/Remesh Total Total
Includes LSV as of the acquisition date, July 2005 and Austin Hardwoods as of the acquisition date, August 2006.
(1)

BlueLinx Holdings Inc. Market Growth By Quarter
(6.2%) 4.0% 2.6% 10.7% 5.5% (0.7%) TTM 2005 5.6% 3.2% (0.4%) 14.6% (3.3%) 4.4%
2004 5.8% 4.1% 5.0% 0.0% (0.1%) 4.5%
2003 8.4% 0.6% (2.4%) (22.5%) (3.5%) 2.0%
5.5% (9.3%) 4.4% (8.7%)
Q3 (18.7%) (0.4%)
(9.5%) 3.7% 12.1% 1.5% 5.0% (1.8%)
2006 Q2
2.5% 3.4% (3.5%) 8.4% 8.2% 2.6%
Q1
3.0% 2.7% 1.5% 51.5% 5.2% 6.7%
Market Growth Q4
6.7% 2.9% (0.4%) (0.3%) (0.3%) 3.9%
Q3
2005
6.7% 3.4% (4.0%) 0.0% (6.7%) 3.2%
Q2
5.5% 3.9% 1.8% 6.9% 3.9%
Q1 (10.7%)
(2.5%) 4.2% 10.4% 9.5% (5.8%) 1.7%
2004 Q4
Weight 50.0% 22.0% 15.0% 8.0% 5.0% 100.0%
End Use Driver Actual Housing Starts Industrial Production Repair & Remodel Actual Mobile Homes Non Residential Const Total

weighted using management’s estimates. Data from Resource Information Systems, Inc., or RISI, updated as of October 2006, Source:
BlueLinx Holdings Inc. Gross Margin by Quarter
Gross Margin $ in millions
2006
2005
(1)
2004
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
(1)
2004
(1)
2003
2005
TTM
321.7 226.1 (20.1) 527.7 14.1% 7.3 % n/a 10.0% $ $ 284.4 245.7 (17.7) 512.4 13.3% 6.9 % n/a 9.1% $ $ 279.6 310.0 (25.8) 563.8 14.3% 8.5 % n/a 10.1% $ $ 223.2 247.6 (17.6) 453.2 13.2% 9.4 % n/a 10.6% $ $ 77.5 46.8 (3.4) 120.9 14.0% 7.0 % n/a 10.0% $ $ 86.9 55.7 (6.2) 136.4 14.4% 7.0 % n/a 9.9% $ $ 80.4 55.8 (6.2) 130.0 13.9% 6.9 % n/a 9.4% $ $ 76.9 67.8 (4.3) 140.4 14.3% 8.3 % n/a 10.6% $ $ 74.2 66.6 (3.8) 137.0 13.3% 7.3 % n/a 9.4% $ $ 70.1 50.7 (5.1) 115.7 12.9% 5.3 % n/a 7.8% $ $ 63.2 60.6 (4.5) 119.3 12.6% 7.0 % n/a 8.8% $ $ 64.3 36.1 1.0 101.4 13.6% 4.8 % n/a 8.4% $ $ (2) (3) (3) (2) (3) (3) (4) (4) Specialty Structural Other Total Gross Margin %’s Specialty Structural Other Total
Pro Forma Includes LSV as of the acquisition date, July 2005 and Austin Hardwoods as of the acquisition date, August 2006. Includes product rebates. Includes competitive discounts, cash discounts, Canadian conversion, and accruals.
(1) (2) (3) (4)

by Quarter BlueLinx Holdings Inc. Profit and Loss Statement
527.7 10.0% 395.7 20.3 416.0 111.7 46.6 0.1 65.0 25.8 39.2 (3.0) 36.2 1.28 (0.10) 1.18 TTM 5,288.5 4,760.8 $ $ $ $ 9.1% 18.7 42.3 0.2 73.2 28.6 44.6 — 44.6 1.46 — 1.46 (2) 512.4 378.0 396.7 115.7 5,622.1 5,109.7 $ $ $ 2005 $
15.5 37.7 — 51.2 74.6 — 74.6 2.47 — 2.47
(1) 563.8 10.1% 384.8 400.3 163.5 125.8
5,558.2 4,994.4 $ $ $ 2004 $
15.6 77.7 31.9 0.4 45.4 18.5 26.9 — 26.9 0.89 — 0.89
(1) 453.2 10.6% 359.9 375.5
4,271.8 3,818.6 $ $ $ 2003 $
99.6 5.2 16.1 12.0 — 4.1 1.8 2.3 — 2.3 0.07 — 0.07
120.9 10.0% 104.8 $ 1,203.6 1,082.7 $ $ Q3 $
(3) 9.9% 98.1 5.1 33.2 12.3 (0.1) 21.0 8.4 12.6 (3.0) 9.6 0.41 0.31
136.4 103.2 $ (0.10)
2006 Q2 1,379.0 1,242.6 $ $
$ 9.4% 97.3 5.0 27.7 11.2 0.1 16.4 6.6 9.8 — 9.8 0.32 — 0.32
130.0 102.3 $ Q1 1,376.6 1,246.6 $ $
$ 140.4 10.6% 100.7 5.0 105.7 34.7 11.1 0.1 23.5 9.0 14.5 — 14.5 0.48 — 0.48
Q4 1,329.3 1,188.9 $ $ $
$ 137.0 9.4% 97.9 5.0 102.9 34.1 11.2 (0.3) 23.2 9.3 13.9 — 13.9 0.46 — 0.46
Q3 1,454.2 1,317.2 $ $ $
$ (2) 2005 4.6 0.2 4.5 7.8 7.8
7.8% 87.9 92.5 23.2 10.7 12.3 — 0.25 — 0.25
115.7 $ Q2 1,487.0 1,371.3 $ $
$ 8.8% 91.5 4.1 95.6 23.7 9.3 0.2 14.2 5.8 8.4 — 8.4 0.28 — 0.28
119.3 $ Q1 1,351.6 1,232.3 $ $
$ 101.4 8.4% 92.7 3.9 96.6 4.8 9.9 (0.5) (4.6) (1.9) (2.7) — (2.7) (0.09) — (0.09)
$ Q4 1,207.6 1,106.2 $ $
$ (1) 2004 4.0 9.9 0.1
142.3 9.4% 94.3 98.3 44.0 34.0 13.8 20.2 — 20.2 0.67 — 0.67
Q3 1,509.6 1,367.3 $ $ $ , except per share amounts $
(4) in millions $
Tax Charges associated Charges associated Total Operating Expense/(Benefit) with mortgage with mortgage Profit & Loss Gross Profit Gross Operating Expenses Expenses Operating Income before refinancing, net of Diluted EPS before refinancing, net of Statement Sales Cost of Goods Sold Margin % SG&A D&A Income Interest Expense Other Expense/(Income) Income before Tax Charges tax Net Income Charges tax Diluted EPS
Pro Forma Includes LSV as of the acquisition date, July 2005. Includes Austin Hardwoods as of the acquisition date, August 2006. Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, and previously issued presentations.
(1) (2) (3) (4)

BlueLinx Holdings Inc. Inventory by Quarter
292.4 158.1 20.7 471.2 42.4 10.7 67.6 120.7 37.4 158.1 53 $ 2006 $ $ $
245.5 184.6 43.0 473.1 54.1 19.8 88.1 162.0 22.6 184.6 43
$ 2005 $ $ $
248.8 225.7 25.7 500.2 59.9 22.2 98.9 181.0 44.7 225.7 41
$ 2004 $ $ $
181.3 150.4 (25.5) 306.2 48.1 21.8 62.5 132.4 18.0 150.4 43
$ 2003 $ $ $
292.4 158.1 20.7 471.2 42.4 10.7 67.6 120.7 37.4 158.1 53
Q3 $
$ $ $ 299.6 192.5 40.1 532.2 53.8 11.7 85.7 151.2 41.3 192.5 50
Q2 $ 2006 $ $ $
269.1 194.7 37.4 501.2 59.4 16.4 84.1 159.9 34.8 194.7 47
Q1 $
$ $ $ 245.5 184.6 43.0 473.1 54.1 19.8 88.1 162.0 22.6 184.6 42
Q4 $
$ $ $ 228.2 168.1 22.6 418.9 48.1 13.1 82.4 143.6 24.5 168.1 40
Q3 $
$ $ $ 2005
238.4 217.7 30.0 486.1 55.6 24.5 100.2 180.3 37.4 217.7 42
Q2 $
$ $ $ 254.7 234.1 29.1 517.9 65.7 28.0 102.5 196.2 37.9 234.1 49
Q1 $
$ $ $ 248.8 225.7 25.7 500.2 59.9 22.2 98.9 181.0 44.7 225.7 47
Q4 $ 2004 $ $ $ in millions $ (1) Sub Total Structural (2) Plywood OSB Lumber Rebar/Remesh Total All Products Inventory Specialty Other Total Structural On-hand turn days (average)
Includes LSV as of the acquisition date, July 2005 and Austin Hardwoods as of the acquisition date, August 2006. Includes in-transit accruals, discounts, allowances, reserves, and other miscellaneous items.
(1) (2)

BlueLinx Holdings Inc. Quarterly Volume by Region
) $ millions (unaudited
(14.5%) (13.7%) (12.2%) (12.6%) (11.2%) (14.7%) NA (12.0%) %Unit Variance (15.6) (45.2) (31.0) (21.8) (45.1) (26.0) 8.7 (176.0) Unit $ Variance (19.7) (61.2) (44.8) (26.3) (72.5) (34.9) 9.1 (0.3) $ (250.3) (250.6) Total Variance 87.6 269.2 209.1 147.2 328.8 142.5 35.8 1,220.2 (16.6) 1,203.6 Q3 2006 Sales 107.3 330.4 253.9 173.5 401.3 177.4 26.7 1,470.5 (16.3) 1,454.2 Q3 2005 Sales Central Western Mid Atlantic Northeast Southeast Mid West Other Total Invoiced Sales BlueLinx Miscellaneous Total Net Sales
*Miscellaneous consists of cash and competitive discounts, Canadian conversion, service revenue and other miscellaneous items.

BlueLinx Holdings Inc. Year to Date Volume by Region
) $ millions (unaudited
(10.5%) (7.7%) (5.0%) (4.6%) (0.4%) (6.3%) NA (3.8%) %Unit Variance (34.3) (75.6) (37.8) (21.5) (4.6) (33.2) 41.5 (165.5) Unit $ Variance $ (44.6) (106.2) (68.2) (30.4) (63.8) (48.4) 41.1 (320.5) (13.2) (333.7) Total Variance 281.4 877.9 688.6 436.9 1,152.8 475.4 102.6 4,015.6 (56.5) 3,959.1 YTD 2006 Sales 326.0 984.1 756.8 467.3 1,216.6 523.8 61.5 4,336.1 (43.3) 4,292.8 YTD 2005 Sales Central Western Mid Atlantic Northeast Southeast Mid West Other Total Invoiced Sales BlueLinx Miscellaneous Total Net Sales
*Miscellaneous consists of cash and competitive discounts, Canadian conversion, service revenue and other miscellaneous items.

BlueLinx Holdings Inc. Gross Margin % Analysis
3Q06 Variance from Trend F/(U) (1.5%) 0.8% (1.4%) (1.1%) 0.6% 0.7% 1.3% 0.7% (0.1%) 3 Q06 9.1% 5.1% 5.3% 7.0% 16.9% 8.2% 10.0% 14.0% 10.0% 2 Q06 9.5% 4.6% 5.9% 7.0% 17.7% 8.4% 11.3% 14.4% 9.9% 1 Q06 10.4% 3.7% 4.7% 6.8% 17.9% 7.2% 9.9% 13.9% 9.4% 4 Q05 12.0% 5.1% 5.9% 8.3% 17.8% 8.2% 10.8% 14.3% 10.6% (3) Trend 10.6% 4.3% 6.7% 8.1% 16.3% 7.5% 8.7% 13.3% 10.1% (1) (1) Structural Products Warehouse Direct Reload Total Warehouse Direct Reload Total (1) (2) (3) Specialty Products Total
Includes product rebates. Includes competitive discounts, cash discounts, Canadian conversion, and accruals. The 11 quarters from 2001 through Q3 2003 was selected as a representative trend
(1) (2) (3)
period which reflects a variety of market conditions and pricing cycles.

BlueLinx Holdings Inc. Revenue Channel Mix Analysis
2 Q06 44.6% 39.3% 16.1% 100.0% 61.9% 28.1% 10.0% 100.0% 1 Q06 44.9% 41.4% 13.7% 100.0% 59.4% 30.1% 10.5% 100.0% 4 Q05 45.1% 40.7% 14.2% 100.0% 60.4% 29.2% 10.4% 100.0% (1) Trend 57.2% 33.6% 9.2% 100.0% 64.8% 29.2% 6.0% 100.0 % Structural Products Warehouse Direct Reload Specialty Products Warehouse Direct Reload Total Total
3Q06 Variance from Trend F/(U) (10.9%) 1.9% 9.0% 0.0% 0.0% (3.4%) 3.4% 0.0%
3 Q06 46.3% 35.5% 18.2% 100.0% 64.8% 25.8% 9.4% 100.0%
The 11 quarters from 2001 through Q3 2003 was selected as a representative trend period which reflects a variety of market conditions and pricing cycles.

BlueLinx Holdings Inc. Structural Products Price Trends
Plywood Price Trend 2003-2006 YTD Southern Sheathing 15/32” 4 Ply. West Zone
2003 — 2006 YTD Oriented Strand Board 7/16” North Central Zone
Oriented Strand Board Price Trend